NBP TRUECROSSING FUNDS

                        NBP TRUECROSSING TECHNOLOGY FUND


                         Supplement Dated April 18, 2002
                        to Prospectus Dated April 1, 2002

Effective as of the close of business on April 26, 2002, NBP TrueCrossing Funds (the "Trust") will cease publicly offering shares of NBP TrueCrossing Technology Fund (the "Fund"). The Board of Trustees of the Trust is also initiating measures to close the Fund effective as of the close of business on May 24, 2002.